UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2025

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange
6.75% Series A Mandatory Convertible Preferred Stock	APO PR A	New York Stock Exchange
7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053	APOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Gary Cohn to the Board as Lead Independent Director

Mr. Gary Cohn will serve as Lead Independent Director of the Board of Directors (the “Board”) of Apollo Global Management, Inc. (“AGM”), effective as of April 21, 2025, filing the vacancy created by the resignation of Mr. Jay Clayton. Mr. Clayton, who has served as Chair and lead independent director of the Board since March 2021, has informed AGM that he will assume the role of Interim US Attorney for the Southern District of New York on April 22, 2025 and his resignation from the AGM Board will be effective as of April 21, 2025.

Gary Cohn has served as Vice Chairman of IBM since 2021, working with the other IBM Executive Leadership Team members on a wide range of business initiatives and external engagement in areas including business development, public advocacy and client relationship management. Mr. Cohn previously served as Assistant to the President of the United States for Economic Policy and Director of the National Economic Council from January 2017 to April 2018. As chief economic advisor to the President, Mr. Cohn managed the administration’s economic policy agenda and led the successful effort to grow the U.S. economy, create jobs and increase wages through tax and regulatory reform. Prior to his White House tenure, Mr. Cohn was President and Chief Operating Officer of The Goldman Sachs Group, Inc. from 2006 to 2016. He joined Goldman Sachs in 1990 and held several other leadership positions including Global Co-Head of the Equities and Fixed Income, Currency and Commodities Division. Mr. Cohn is an internationally recognized expert on financial markets, economic policy and global economy. He brings extensive leadership experience in building and managing global businesses, with deep expertise in corporate strategy, financial and operational oversight and driving growth in complex, client-centric organizations. Mr. Cohn is a member of the Systemic Resolution Advisory Committee of the Federal Deposit Insurance Corporation. Mr. Cohn also currently serves on the boards of directors of several privately held companies. Mr. Cohn is a member of the Board of Trustees of the New York University (“NYU”) Langone Health, serves as Chairman of the Advisory Board for the NYU Langone Orthopedic Hospital and serves on the Board of Overseers of the NYU Tandon School of Engineering. Mr. Cohn holds a B.S. degree from American University.

There are no arrangements or understandings between Mr. Cohn or any other person pursuant to which he was named a director of AGM, and there are no actual or proposed transactions between Mr. Cohn or any of his related persons and AGM that would require disclosure under Item 404(a) of Regulation S-K.

The Board has determined that Mr. Cohn is an independent director as defined by the listing standards of the New York Stock Exchange (the “NYSE”). Mr. Cohn will serve as chair of the Executive Committee of the Board and chair of the the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”). As the Lead Independent Director, Mr. Cohn will serve ex officio on any committee of the Board for which he is not a member.

Mr. Cohn is expected to enter into an engagement letter and a standard indemnification agreement in substantially the same form that AGM has entered into with its other non-employee directors. For his services as an independent director of the Board, chair of the Executive Committee, chair of the NCG Committee and a member of certain other ad hoc committees, he will be entitled to compensation in line with compensation paid by AGM to its other non-employee directors, except that he will receive an additional annual fee of $100,000 for serving as the Board’s Lead Independent Director and his annual grant of restricted share units of AGM will have a value of $250,000. In addition, AGM has also agreed to provide Mr. Cohn with administrative assistance and office space as reasonably necessary to perform his duties as Lead Independent Director.

Appointment of Marc Rowan as Board Chair

On April 17, 2025, the Board, upon the recommendation of the NCG Committee, appointed Mr. Marc Rowan, Chief Executive Officer of AGM, to serve as Chair of the Board, effective as of April 21, 2025. There are no changes to Mr. Rowan’s employment agreement and existing compensation arrangements in connection with this appointment. Information about Mr. Rowan’s related party transactions is included in AGM’s Proxy Statement that was filed with the Securities and Exchange Commission on April 26, 2024.

Item 7.01 Regulation FD Disclosure.

AGM’s press release regarding the items described above is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Apollo Global Management, Inc. press release dated April 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Furnished herewith.

Forward-Looking Statements

This report may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “target” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to the satisfaction of the Confirmation Condition, among others. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other filings with the SEC. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2025

APOLLO GLOBAL MANAGEMENT, INC.

By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President and Secretary